SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Dole evaluated subsequent events through May 12, 2025, the date that Dole’s unaudited condensed consolidated financial statements were issued.

On May 1, 2025, the Company entered into the Amended and Restated Credit Agreement, which includes a multicurrency five-year senior secured revolving credit facility (the “New Revolving Credit Facility”) that provides for borrowings up to $600.0 million, a new five-year U.S. dollar senior secured term loan A facility (“New Term Loan A”) of $250.0 million and a seven-year U.S. dollar senior secured Farm Credit term loan facility (“Farm Credit Term Loan”) of $350.0 million (collectively, the “New Senior Secured Facilities”). The proceeds of the New Senior Secured Facilities were used to refinance all outstanding amounts under the Credit Agreement immediately prior to giving effect to the Amended and Restated Credit Agreement (including repayment of its existing Revolving Credit Facility of $197.6 million, Term Loan A of $246.4 million and Term Loan B of $455.9 million and payment of fees and expenses in connection therewith) and finance the working capital needs and general corporate purposes of the Company. The New Senior Secured Facilities have been successfully syndicated. The New Revolving Credit Facility and New Term Loan A have expiration dates of May 1, 2030. The Farm Credit Term Loan has an expiration date of May 1, 2032.
On May 9, 2025, the Board of Directors of Dole plc declared a cash dividend for the first quarter of 2025 of $0.085 per share, payable on July 7, 2025 to shareholders of record on June 9, 2025. A cash dividend of $0.08 per share was paid on April 3, 2025 for the fourth quarter of 2024.